UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2015

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12540 Broadwell Road, Suite 1203
Milton, GA 30004
 (Address of Principal Executive Offices)

(678) 871-7457
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On February 12, 2015, Brooklyn Cheesecake & Desserts Company, Inc. as buyer (the “Buyer”) entered into that certain membership interest purchase agreement (the “Purchase Agreement”) by and among Carl J. Pope, Theresa L. Calvert and Robert W. Monette, as sellers (collectively, the “Sellers”), pursuant to which Buyer will acquire from Sellers all of Sellers’ rights, titles and interest in and to 100% of the membership interests (the “Membership Interests”) in Utility Partners, LLC, a Georgia limited liability company. The Purchase Agreement shall close on or before March 31, 2015 in accordance with the closing obligations set forth in section 2.4, and filed as Exhibit 10.1 to this Current Report on Form 8-K. As consideration for the Membership Interests, Buyer shall pay Sellers’s assignee Twenty Five Million Dollars ($25,000,000), in the form of (i) Twenty One Million Dollars ($21,000,000.00) cash in immediately available funds issued at the closing, and (ii) Four Million Dollars ($4,000,000.00) of Class A common stock of Buyer, the value of which shall be determined by averaging the closing bid price (as reported by The OTC Markets or Electronic Bulletin Board) of the Buyer’s Class A common stock for the five (5) consecutive trading days ending on the day preceding the closing.

The descriptions of the Purchase Agreement set forth above are qualified in its entirety by reference to the full text of such agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated herein by reference.

Buyer is relying on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act for the issuance of the Class A common stock of Buyer. The transaction did not involve a public offering, no underwriters or agents were involved in the foregoing issuances and we paid no underwriting discounts or commissions.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

This Current Report on Form 8-K will be supplemented by amendment to provide the required financial statements not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

This Current Report on Form 8-K will be supplemented by amendment to provide the required pro forma financial information not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

 (d) Exhibits.

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement, dated as of February 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.

Date: March 2, 2015	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer